UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2023

SURGALIGN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SRGA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2023, Surgalign SPV, Inc., a Delaware corporation (“Surgalign SPV”) an indirect subsidiary of Surgalign Holdings, Inc., a Delaware corporation (the “Company”), Surgalign Spine Technologies, Inc, a Delaware corporation and sole stockholder of Surgalign SPV (“Seller”), the Company and Xtant Medical Holdings, Inc., a Delaware corporation (“Xtant” or “Buyer”) entered into an Equity Purchase Agreement (the “Coflex Purchase Agreement”), pursuant to which, among other things and concurrently with execution thereof, Xtant acquired 100% of the issued and outstanding equity of Surgalign SPV, from Seller (the “Coflex Transaction”). No material relationship exists between the parties, other than with respect to the material definitive agreements.

The aggregate consideration paid in the Coflex Transaction for 100% of Surgalign SPV’s equity securities was $17.0 million in cash. The Coflex Purchase Agreement contains customary representations and warranties by the Company, Seller and Xtant. As a result of the Coflex Transaction, Xtant acquired the Company’s Coflex and Cofix product lines in the United Stated and worldwide intellectual property rights therein. Seller, Surgalign SPV and Xtant also entered into a Transition Services Agreement, dated as of February 28, 2023 (the “Transition Services Agreement”), in connection with the Coflex Transaction pursuant to which Seller has agreed to provide certain transition services to Xtant immediately after the closing for an agreed upon transition period. The Company’s board of directors has approved the Coflex Transaction. Buyer’s board of directors has similarly approved the Coflex Transaction.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to (a) the other items of this Current Report on Form 8-K and (b) the Coflex Purchase Agreement and the Transition Services Agreement, which are filed herewith as Exhibits 2.1 and 10.1, respectively, and are incorporated by reference herein.

The representations, warranties, and covenants contained in the Coflex Purchase Agreement have been made solely for the purposes of the Coflex Purchase Agreement and as of specific dates; were solely for the benefit of the parties to the Coflex Purchase Agreement; are not intended as statements of fact to be relied upon by the parties’ stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Coflex Purchase Agreement, which disclosures are not reflected in the Coflex Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders or other security holders. Except as specifically set forth in the Coflex Purchase Agreement, security holders are not third-party beneficiaries under the Coflex Purchase Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of any actual state of facts or of the condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Coflex Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements of this Current Report on Form 8-K not misleading.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information contained above in Item 1.01 related to the Coflex Transaction is hereby incorporated by reference into this Item 2.01.

The consummation of the Coflex Transaction constituted a significant disposition for purposes of Item 2.01 of Form 8-K. Accordingly, the pro forma financial information required by Item 9.01 is included below.

Item 9.01.	Financial Statements and Exhibits

(b)

SURGALIGN HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Sale of U.S. Coflex and Cofix products

The information set forth above in Items 1.01 and 2.01 regarding the sale of the Coflex and Cofix product lines is hereby incorporated by reference in Section 9.01

Unaudited Pro Forma Condensed Consolidated Financial Statements

The sale of Coflex and Cofix constitutes a significant disposition of a business for purposes of Item 2.01 of Form 8-K. As a result, the following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2022 and the year ended December 31, 2021 are presented as if the disposition had occurred on January 1, 2021. The following unaudited pro forma consolidated balance sheet as of September 30, 2022 is presented as if the disposition had occurred on September 30, 2022. The Company determined the disposition does not represent a strategic shift, and accordingly, the Company has not accounted for the disposition as a discontinued operation in accordance with ASC 205, Discontinued Operations.

The unaudited pro forma consolidated financial statements have been derived from historical financial statements prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”) and are presented based on assumptions, adjustments, and currently available information described in the accompanying notes. They are intended for informational purposes only and are not intended to represent the Company’s financial position or results of operations had the disposition occurred on the dates indicated, or to project the Company’s financial performance for any future period. Pro forma adjustments have been made for events that are directly attributable to the disposition and factually supportable.

Article 11 of Regulation S-X requires that pro forma financial information include the following pro forma adjustments to the historical financial statements of the registrant as follows:

•	Transaction Accounting Adjustments – Adjustments that reflect only the application of required accounting to the acquisition, disposition, or other transaction.

•

Autonomous Entity Adjustments – Adjustments that are necessary to reflect the operations and financial position of the registrant as an autonomous entity when the registrant was previously part of another entity.

In addition, Regulation S-X permits registrants to reflect adjustments that depict synergies and dis-synergies of the acquisitions and dispositions for which pro forma effect is being given in our disclosures as management adjustments.

The transaction accounting adjustments to reflect the business in the unaudited pro forma condensed consolidated financial statements include:

•	The sale of the assets and liabilities of the business pursuant to the Agreement;

•	Estimated impact of the cash proceeds received in connection with the transaction, net of transaction costs and income taxes paid.

There are no autonomous entity adjustments included in the pro forma financial information. Additionally, the unaudited pro forma condensed consolidated financial statements do not include management adjustments to reflect any potential synergies that may be achievable, or dis-synergy costs that may occur, in connection with the divestiture of the business.

The unaudited pro forma consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and should be read in conjunction with the following:(i) the accompanying notes to the unaudited pro forma consolidated financial statements; (ii) the Company’s audited consolidated financial statements for the year ended December 31, 2021 and related notes thereto, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2022; and (iii) the Company’s unaudited consolidated financial statements as of and for the nine month period ended September 30, 2022 and related notes thereto, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 2, 2022.

SURGALIGN HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2022

(In thousands, except share data)

	As Reported	Pro Forma Adjustments		Notes	Pro Forma
Assets

Current Assets:
Cash and cash equivalents	$13,845		$17,000	(a)	$30,845
Accounts receivable - net	18,938				18,938
Inventories - current	22,737		(375)	(b)	22,362
Prepaid and other current assets	11,129				11,129

Total current assets	66,649		16,625		83,274
Non-current inventories	15,582		(540)	(b)	15,042
Property and equipment – net	1,782		(28)	(b)	1,754
Other assets – net	4,030				4,030

Total assets	$88,043		$16,057		$104,100

Liabilities, Mezzanine Equity and Stockholders’ Equity

Current Liabilities:
Accounts payable	$13,062	$			$13,062
Current portion of acquisition contingency – Holo	9,189				9,189
Accrued expenses	11,835		2,550	(d)	14,385
Accrued income taxes	604				604

Total current liabilities	34,690		2,550		37,240
Acquisition contingencies – Holo	15,555				15,555
Warrant liability	1,504				1,504
Notes payable – related party	10,139				10,139
Other long-term liabilities	3,769				3,769

Total liabilities	65,657		2,550		68,207

Commitments and contingencies
Mezzanine equity	10,006				10,006

Stockholders’ equity:
Common stock, $.001 par value: 300,000,000 shares authorized; 6,750,337 shares issued and outstanding, as of September 30, 2022	7				7
Additional paid-in capital	605,457				605,457
Accumulated other comprehensive loss	(2,062)				(2,062)
Accumulated deficit	(585,107)		13,507	(f)	(571,600)
Less treasury stock, 63,571, as of September 30, 2022 at cost	(5,915)				(5,915)
Total stockholders’ equity	12,380		13,507		25,887

Total liabilities, mezzanine equity and stockholders’ equity	$88,043		$16,057		$104,100

See notes to unaudited condensed consolidated financial statements.

SURGALIGN HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2022

(In thousands, except per share data)

	As Reported	Pro Forma Adjustments		Notes	Pro Forma
Revenues	$61,406		$(10,931)	(c)	$50,475
Costs of goods sold	18,310		(703)	(c)	17,607

Gross profit	43,096		10,227		32,869

Operating Expenses:

General and administrative	73,461		(6,334)	(e)	67,127
Research and development	12,402		(68)	(e)	12,334
Loss (gain) on acquisition contingency	(17,184)				(17,184)
Asset impairment and abandonments	4,270				4,270
Transaction and integration expenses	1,352				1,352

Total operating expenses	74,301		(6,402)		67,899

Other operating income, net	(898)				(898)

Operating loss	(30,307)		(3,825)		(34,132)

Other expense (income) - net
Other (income) expense - net	379				379
Interest Expense	756				756
Foreign exchange loss (gain)	2,677				2,677
Change in fair value of warrant liability	(18,917)				(18,917)

Total other (income) expense - net	(15,105)				(15,105)

Loss before income tax (benefit) provision	(15,202)		(3,825)		(19,027)
Income tax provision (benefit)	292		—	(g)	292

Net loss from continuing operations	(15,494)		(3,825)		(19,319)

Net loss applicable to noncontrolling interests	—				—
Net (loss) applicable to Surgalign Holdings, Inc.	(15,494)		(3,825)		(19,319)

Net loss from continuing operations per share applicable to Surgalign Holdings, Inc. - basic	$(2.44)	$			$(3.04)

Net loss from continuing operations per share applicable to Surgalign Holdings, Inc. - diluted	$(2.44)	$			$(3.04)

Weighted average shares outstanding - basic	6,356,655				6,356,655

Weighted average shares outstanding - diluted	6,356,655				6,356,655

See notes to unaudited condensed consolidated financial statements.

SURGALIGN HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Fiscal Year Ended December 31, 2021

(In thousands, except share and per share data)

	As Reported	Pro Forma Adjustments		Notes	Pro Forma
Revenues	$90,500		$(17,821)	(c)	$72,679
Costs of goods sold	29,775		(612)	(c)	29,163

Gross profit	60,725		17,209		43,516

Operating Expenses:
General and administrative	104,668		(9,173)	(e)	95,495
Research and development	13,888		(85)	(e)	13,803
Loss (gain) on acquisition contingency	(4,587)				(4,587)
Asset acquisition expenses	72,087				72,087
Asset impairment and abandonments	12,195				12,195
Transaction and integration expenses	3,689		2,550	(d)	6,239

Total operating expenses	201,940		(6,708)		195,105

Other operating income, net	(3,932)				(3,932)

Operating loss	(137,283)		(10,501)		(147,784)

Other (income) expense - net
Other (income) expense - net	(202)		(13,507)	(f)	(13,709)
Foreign exchange loss (gain)	1,447				1,447
Change in fair value of warrant liability	(14,736)				(14,736)

Total other (income) expense - net	(13,491)		(13,507)		(26,998)

Loss before income tax (benefit) provision	(123,792)		3,006		(120,786)
Income tax (benefit) provision	(886)		—	(g)	(886)

Net loss from continuing operations	(122,906)		3,006		(119,900)

Net loss applicable to noncontrolling interests	41,897				41,897

Net (loss) applicable to Surgalign Holdings, Inc.	(84,651)		3,006		(78,003)

Net loss from continuing operations per share applicable to Surgalign Holdings, Inc. - basic	$(1.00)	$			$(0.64)

Net loss from continuing operations per share applicable to Surgalign Holdings, Inc. - diluted	$(1.00)	$			$(0.64)

Weighted average shares outstanding - basic	122,592,569				122,592,569

Weighted average shares outstanding - diluted	122,592,569				122,592,569

See notes to unaudited condensed consolidated financial statements.

SURGALIGN HOLDINGS, INC.

NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following adjustments have been reflected in the unaudited pro forma condensed consolidated financial statements:

(a) Reflects the cash proceeds received from Xtant in connection with the disposition.

(b) Adjustment reflects the removal of Coflex and Cofix related assets transferred to Xtant as a part of the disposition. This includes both inventory and instruments.

(c) Adjustment reflects the removal of revenues and costs of goods sold related to Coflex and Cofix.

(d) Adjustment reflects the incremental non-recurring transaction costs expected to be incurred by the Company that have not been recognized in the historical financial statements. These costs consist of financial advisors and legal costs. The adjustment is recorded in the earliest period presented and the related accrued expense is also reflected in the unaudited pro forma condensed consolidated balance sheet.

(e) Adjustment reflects operating expenses which are specific to Coflex and Cofix.

(f) Adjustment reflects the estimated gain on disposal. The actual net gain on the disposition will be recorded in the Company’s financial statements for the first quarter of 2023 and may differ from the current estimate.

(g) No income tax adjustment has been made to the unaudited pro forma condensed consolidated statement of operations as the tax benefit for the expected tax loss on disposition would not be realized based on the Company’s existing U.S. valuation allowance position. The estimated tax impact is subject to change and the actual impact could differ from the results reflected herein.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description

2.1	Equity Purchase Agreement between Surgalign Spine Technologies, Surgalign SPV Inc., and Xtant Medical Holdings Inc. dated February 28, 2023.

10.1†	Transition Services Agreement between Surgalign Spine Technologies Inc., Surgalign SPV Inc. and Xtant Medical Holdings Inc. dated February 28. 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit were omitted by means of marking such portions with an asterisk because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGALIGN HOLDINGS, INC.

Date: March 6, 2023	By:	/s/ Paolo G. Amoruso
	Name:	Paolo G. Amoruso
	Title:	General Counsel and Corporate Secretary